SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Smith Street, Suite 2300 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

On April 11, 2013, Copano Energy, L.L.C. (“Copano”), Copano Energy Finance Corporation (“Copano Finance” and, together with Copano, the “Issuers”), certain of Copano’s subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (the “Trustee”), entered into a Fourth Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated April 5, 2011, by and among the Issuers, the guarantors named therein and the Trustee, as amended (the “Indenture ”) following Copano’s receipt of the requisite consents of the holders of its 7.125% Senior Notes due 2021 (the “Notes”) pursuant to a consent solicitation that commenced on March 28, 2013.

As previously announced, on January 29, 2013, Copano and Kinder Morgan Energy Partners, L.P. (“Kinder Morgan”) entered into a definitive merger agreement, pursuant to which Copano will become a direct, wholly owned subsidiary of Kinder Morgan.  Completion of the merger is subject to a number of conditions, including approval by Copano’s unitholders.  The Supplemental Indenture amends the Indenture to:

•
modify the reporting covenant in Section 5.03 of the Indenture to provide that, in the event Kinder Morgan guarantees the Notes, the reports that Kinder Morgan files with the SEC will be required to be furnished to the Trustee and holders of Notes in lieu of Copano’s SEC reports; and

•	add provisions regarding the unconditional guarantee of the Notes by Kinder Morgan.

Kinder Morgan has undertaken to the Trustee to guarantee the Notes subject to the completion of the merger.

Copies of the Supplemental Indenture and a press release announcing the completion of Copano’s consent solicitation are included as Exhibits 10.1 and 99.1, respectively, to this report.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

10.1
Fourth Supplemental Indenture, dated April 11, 2013, to the Indenture, dated April 5, 2011, by and among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: April 17, 2013	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

10.1
Fourth Supplemental Indenture, dated April 11, 2013, to the Indenture, dated April 5, 2011, by and among Copano Energy, L.L.C., Copano Energy Finance Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee

99.1	Press Release